CHANGING PARAMETERS FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2022

Shares		Fair Value
SHORT-TERM INVESTMENT — 100.2%
MONEY MARKET FUND - 100.2%
86,177,733	Federated Hermes Government Obligations Fund, Institutional Class, 0.21% (Cost $86,177,733)(a)	$ 86,177,733

	TOTAL INVESTMENTS - 100.2% (Cost $86,177,733)	$ 86,177,733
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2)%	(146,417)
	NET ASSETS - 100.0%	$ 86,031,316

(a)	Rate disclosed is the seven day effective yield as of April 30, 2022.